UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 30, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware              1-8400            75-1825172
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 7.01 Regulation FD Disclosure

AMR PRESENTING AT INVESTOR CONFERENCE

James Beer, Senior Vice President and CFO of AMR Corporation, will speak at the Calyon Securities US Airline Conference on Thursday, December 8 at approximately 8:45 AM EST. Mr. Beer's presentation will focus on the company's recent financial performance and the outlook for the future.

The conference will be teleconferenced and will be available to the public via dial in at 866-332-8507. International callers should dial 816-650-2807. The login for both numbers is "Calyon
Airlines Conference," with no password required.

A playback of the conference will be available through December
16, 2005 and may be accessed by dialing 800-252-6030 within the U.S. and 402-220-2491 outside of the U.S. A copy of the presentation will be available via the investor relations section of the American Airlines website at www.aa.com.








                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 30, 2005